                                                                    EXHIBIT (24)



                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, SUNDSTRAND CORPORATION, a Delaware corporation, does hereby nominate, constitute and appoint DON R. O'HARE and PAUL DONOVAN, and either or both of them, as its true and lawful attorneys-in-fact, in its name and on its behalf to file with the Securities and Exchange Commission the Annual Report on Form 10-K of said Corporation for the year ended December 31, 1994 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        That each of the undersigned directors and officers of said Corporation does hereby nominate, constitute and appoint DON R. O'HARE and PAUL DONOVAN, and either or both of them, as his true and lawful attorneys-in-fact, in his name and in the capacity indicated below, to execute the aforesaid Form 10-K.

        And the undersigned do hereby authorize and direct the said attorneys-in-fact, and either or both of them, to execute and deliver such other documents to the Securities and Exchange Commission and to take all such other action as they or either of them may consider necessary or advisable to the end that said Form 10-K shall comply with the Securities Exchange Act of 1934 and the applicable rules, rulings and regulations of the Securities and Exchange Commission.

        IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 21st day of February, 1995.

                                             SUNDSTRAND CORPORATION


                                        By:  /s/ Don R. O'Hare
                                             ---------------------------------
                                                  Don R. O'Hare
                                                  Chairman of the Board and
                                                  Chief Executive Officer


(CORPORATE SEAL)

ATTEST:



/s/ Richard M. Schilling
- ------------------------
Richard M. Schilling
Secretary


SIGNATURE                                               TITLE
- ---------                                               -----

/s/ Don R. O'Hare                             Chairman of the Board
- --------------------------                    and Chief Executive Officer
Don R. O'Hare



/s/ Paul Donovan                              Executive Vice President and
- --------------------------                    Chief Financial Officer
Paul Donovan



/s/ DeWayne J. Fellows                        Vice President and Controller
- --------------------------
DeWayne J. Fellows



                                              Director
- --------------------------
J. P. Bolduc





/s/ Gerald Grinstein                          Director
- --------------------------
Gerald Grinstein





/s/ Charles Marshall                          Director
- ---------------------------
Charles Marshall





/s/ Klaus H. Murmann                          Director
- ---------------------------
Klaus H. Murmann



SIGNATURE                                               TITLE
- ---------                                               -----

/s/ Donald E. Nordlund                        Director
- ---------------------------
Donald E. Nordlund





/s/ Thomas G. Pownall                         Director
- ---------------------------
Thomas G. Pownall





                                              Director
- ---------------------------
John A. Puelicher





/s/ Ward Smith                                Director
- ---------------------------
Ward Smith





/s/ Robert J. Smuland                         Director
- ---------------------------
Robert J. Smuland





/s/ Berger G. Wallin                          Director
- ---------------------------
Berger G. Wallin
